NOTE 6 - TAXES ON INCOME: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Dec. 31, 2021
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation
	Year ended December 31,
	2 0 2 1	2 0 2 0	2 0 1 9

Net profit (loss) as reported in the statements of operations	(41)	(23)	4
Statutory tax rate	23.00%	23.00%	23.00%
Income Tax under statutory tax rate	(9.4)	(5.3)	1

Less full valuation allowance	9.4	5.3	(1)

Provision for income tax	-	-	-